Summary Prospectus
December 31, 2021

Easterly Multi Strategy Alternative Income Fund

Class A (JAAMX) | Class C (JACMX) | Class I (JAIMX) | Class R6 (JASMX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2021, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://www.EasterlyFunds.com/funds/. You can also obtain these documents at no cost by calling (toll free) (833) 999-2636, emailing info@EasterlyFunds.com or by asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund seeks to provide long-term capital appreciation as its primary objective, with a secondary objective of providing income for its shareholders.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I and Class R6, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Easterly Funds. More information about these and other discounts is available from your financial professional and in the Choosing a Share Class section on page 63 of the Fund’s prospectus. In addition, Appendix A attached to the Fund’s prospectus contains information regarding financial intermediary-specific sales charge waivers and discounts.

Shareholder Fees	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	2.00%	NONE	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	NONE	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	NONE[1]	1.00%	NONE	NONE
Redemption Fee	NONE	NONE	NONE	NONE
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R6
Management Fees	2.00%	2.00%	2.00%	2.00%
Distribution and/or Service Rule 12b-1 Fees	0.25%	1.00%	NONE	NONE
Other Expenses	1.08%	1.08%	1.08%	1.08%
Interest/Dividend Expenses	1.22%	1.22%	1.22%	1.22%
Acquired Fund Fees and Expenses[2]	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	4.64%	5.39%	4.39%	4.39%
Fee Waiver and/or Expense Reduction/ Reimbursement	(1.10)%	(1.10)%	(1.10)%	(1.60)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement[3]	3.54%	4.29%	3.29%	2.79%
1.	A contingent deferred sales charge may apply in some cases. See “Choosing a Share Class - Class A Shares.”
2.	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap. The Total Annual Fund Operating Expenses in the above fee table will not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements will include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.
3.	Pursuant to an operating expense limitation agreement between Easterly Funds LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class A, Class C, Class I, and Class R6 do not exceed 2.23%, 2.98%, 1.98%, and 1.48%, respectively. The expense limitation agreement for Class A, Class C, Class I, and Class R6 shares will be in effect through March 19, 2023. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed
(i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

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Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

If the shares are redeemed at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$549	$1,475	$2,408	$4,770
Class C	$531	$1,512	$2,585	$5,231
Class I	$332	$1,230	$2,140	$4,462
Class R6	$282	$1,185	$2,099	$4,433

If the shares are not redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A	$549	$1,475	$2,408	$4,770
Class C	$431	$1,512	$2,585	$5,231
Class I	$332	$1,230	$2,140	$4,462
Class R6	$282	$1,185	$2,099	$4,433

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 229% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Adviser. The Adviser is responsible for selecting and allocating assets among the Fund’s investment strategies. The Adviser is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Adviser also has discretion to manage directly all or a portion of such investment strategies.

By combining multiple, distinct investment strategies, the Fund seeks to provide capital appreciation over the long-term with lower volatility than the individual markets in which the Fund invests and with limited correlation to individual markets.

The principal investment strategies that may be employed by the Fund include the following:

1)	Equity - The Fund will seek equity exposure using a combination of investment strategies that may include long-only strategies and long/short equity strategies. Long/short equity strategies consist of equity strategies that combine core long holdings of equities with short sales of equities. A long position is established when the Fund managers anticipate a price increase in the asset and a short position is established when the Fund managers anticipate a price decrease in the asset. The long/short equity strategies may be used to seek to outperform the broader equity market by increasing net long exposure in rising markets and decreasing net long exposure, or even obtaining net short exposure, in declining markets. The Fund’s long/short equity strategies also seek to provide equity-like returns while protecting capital during market declines through the Fund’s short positions. The equity exposures in the equity strategies may be to individual stocks or to equity indexes that track U.S. or non-U.S. equity markets, including markets in emerging market countries (i.e., those that are in their initial stages of their industrial cycles). Both long and short exposure to equities may be achieved through investments in derivative instruments, such as options, futures or swaps that provide equity exposure. Such derivative usage can be for the purposes of hedging, speculation or to allow the Fund managers to implement the Fund’s investment strategies more efficiently than investing directly in stocks.
2)	Merger Arbitrage - The Fund’s merger arbitrage strategy is to invest in equity securities of U.S. and foreign companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (collectively, “Merger Transactions”). The Fund may invest in common stocks and preferred stocks of any size market capitalization, and without limitation in securities of foreign companies.
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Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of Merger Transactions. In pursuing its strategy, the Fund may employ investment techniques that involve leverage, such as short selling, borrowing for investment purposes and purchasing and selling options. The merger arbitrage strategy most frequently used by the Fund involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. The Fund may engage in selling securities short under certain circumstances, such as when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

3)	Real Estate-Related - The Fund’s real estate-related strategy is to invest, either directly or through other investment companies, in publicly traded real estate investment trusts (“REITs”), including REIT preferred stock, and securities of other publicly traded real estate and real estate-related companies. REITs are typically small, medium or large capitalization stocks which fall within the range of $500 million to $50 billion in equity market capitalization. The Fund may invest in REITs that invest primarily in real property (equity REITs), REITs that invest primarily in mortgages (mortgage REITs) and REITs that invest in both real property and mortgages (hybrid REITs). The REITs and other real estate and real estate-related companies in which the Fund may invest may include both U.S. and non-U.S. issuers that invest across a variety of sectors within the real estate industry, including, among others, the retail, office, industrial, hotel, healthcare multi-family and self-storage sectors. The Fund may seek to enhance current income in this strategy by writing (selling) covered call options on real estate and real estate-related companies. The Fund may also take short positions in REITs and real estate and real estate-related companies either to hedge long positions or to express the Fund manager’s view on the direction of the real estate market.
4)	Master Limited Partnership (“MLP”) - The Fund may invest up to 25% of its assets in publicly traded MLP investments and exchange-traded notes (“ETNs”) and exchange-traded funds (“ETFs”) that track MLPs. MLPs are generally organized as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. Interests in MLPs trade on a public stock exchange, similar to stock of corporations. ETNs are unsecured debt obligations issued by a bank or other financial institution. Both ETNs and ETFs seek to track the performance of an index, an MLP index in the case of the Fund, over a specified period. Like MLPs, ETNs trade on a public exchange.

The Fund will primarily invest in MLPs, or MLP-related ETNs and ETFs, that track U.S. energy infrastructure, including MLPs engaged in transportation, storage and processing of natural resources, although the Fund may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Fund will generally invest in MLPs and MLP-related ETNs and ETFs that the Fund managers believe can generate repeatable cash flows that will grow over time, that have a conservative capital structure and that are trading at attractive valuations.

5)	Risk-Adjusted Long/Short Debt - The risk-adjusted long/short debt strategy invests primarily in U.S. and European fixed income and fixed income-related securities, and may establish long and short positions in a variety of derivative and other instruments for risk management and investment purposes. Fixed income securities in which the Fund will invest are anticipated to generally consist of U.S. and European fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase (commonly referred to as “high-yield” or “junk” securities).

These include, among others, corporate bonds, U.S. government securities, non U.S. sovereign debt securities, and preferred securities. Fixed income-related securities include, but are not limited to, exchange-traded products and derivative instruments, including options; financial futures; swaps, including credit default swaps; and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Fund may invest are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

Hedging strategies may be used by the Fund in an attempt to preserve capital and mitigate risk, by hedging against changes in the price of other securities held by the Fund, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for investment purposes, and for currency and interest rate hedging purposes.

The risk-adjusted long/short debt strategy seeks to take advantage of credit rating upgrades and downgrades offering attractive returns while seeking to minimize interest rate and currency risks. During stressed market environments, the strategy actively manages its long core positions with corresponding hedges to preserve capital, while seeking to profit from individual credit deteriorations on the short side. Under normal market conditions, the strategy may establish short interest rate positions to manage interest rate risk. The strategy will employ leverage through investments in derivative instruments and through establishing short hedging positions in Treasury bills and other fixed income or equity securities. The strategy seeks to invest in securities with ratings from B to BBB by S&P Global Ratings, but may invest in securities of any credit rating, including below-investment grade fixed income securities. The strategy uses proprietary models for security selection in combination with fundamental analysis.

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6)	Structured Credit Value - The Fund’s structured credit value strategy is to invest in structured credit securities, and in other investments that have characteristics similar to such securities. Initially, the Fund intends to achieve this exposure by investing a portion of its assets in the Easterly Income Opportunities Fund, an affiliated Fund (the “Underlying Fund”). In the future, the Fund may invest directly in these underlying assets. Structured credit securities include, but are not limited to, mortgage backed-securities (“MBS”), including residential mortgage backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The Fund’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”), and non-U.S. dollar denominated RMBS. The Fund’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral. The Fund may invest without limit in securitizations backed by loans, and expects that most Alt-A and subprime securitizations in which the Fund intends to invest will be composed entirely of such loans. The Fund’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases. This strategy seeks to outperform the Bloomberg U.S. Aggregate Bond Index with lower volatility than that index.

The value style investing approach seeks to invest in securities providing undervalued cash flows within markets the Underlying Fund’s sub-adviser deems inefficient. When investing Underlying Fund assets in all types of securities, the Underlying Fund’s sub-adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Underlying Fund’s sub-adviser employs a comprehensive risk management process tailored to the securities held in the Underlying Fund that considers systematic risk, cash flow risk and liquidity risk of the securities. The Underlying Fund’s sub-adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Underlying Fund’s sub-adviser considers selling securities when such securities have reached their price/valuation targets. The Underlying Fund may also consider selling securities when the Underlying Fund’s sub-adviser believes securities have become overvalued and replacing them with securities the Underlying Fund’s sub-adviser believes to be undervalued to seek to offer the Underlying Fund better relative value and performance expectations. The Underling Fund’s sub-adviser may also sell and replace securities as necessary to rebalance and align the Underlying Fund with its overall risk parameter targets.

The Fund may invest in companies of any size (from micro-cap to large-cap) in each of its investment strategies. While the Fund may generally invest in foreign securities without limitation, the Fund will limit its investments in emerging markets securities to 25% of the Fund’s assets. Certain of the Fund’s investment strategies may utilize derivatives and other instruments, such as leveraged ETFs that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be more volatile than a fund that does not use leverage.

To the extent that the Fund uses derivative instruments, the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect.

The Fund’s investments in the types of securities described in this Prospectus vary from time to time and, at any time, the Fund may not be invested in all types of securities described in this Prospectus.

Principal Risks: There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Investment and Market Risk - An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country,

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region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risk - The investment techniques and risk analysis used by the Fund managers for each of the Fund’s investment strategies may not produce the desired results. For example, there is no guarantee that the Fund’s mixture of long and short equity positions will produce a portfolio with reduced exposure to stock market risk and may cause the Fund to underperform the broader equity markets during market rallies. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Fund’s multiple investment strategies may not work to hedge general market risk if the markets in which the Fund invests become correlated during times of economic stress.

The Fund is dependent on the Adviser’s skill in allocating assets among the Fund’s various investment strategies and in selecting the best mix of sub-advisers. The Fund is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Investment Focus Risk - To the extent the Fund invests a greater amount in any one sector or industry, such as real estate or technology, the Fund’s performance will depend to a greater extent on the overall condition of that sector or industry and there is increased risk to the Fund if conditions adversely affect that sector or industry.

Equity Securities Risk - The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

Short Sales Risk - Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Medium and Small Capitalization Company Risk - Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices. Many of the real estate securities in which the Fund invests are medium and small capitalization companies.

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Real Estate Securities Risks - The Fund does not invest in real estate directly, but because the Fund has a significant amount of its assets invested in REITs and publicly traded real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio that does not make such investments. The value of the Fund’s common shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) changes in interest rates and quality of credit extended; (x) fluctuations in rent schedules and operating expenses; (xi) adverse changes in local, regional or general economic conditions; (xii) deterioration of the real estate market and the financial circumstances of tenants and sellers and (xiii) environmental factors. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests. Such expenses, if any, are not reflected in Acquired Fund Fees and Expenses under the Annual Fund Operating Expenses section of the above fee table.

There are special risks associated with investing in REIT preferred stock. Preferred stock may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred stock may lose substantial value due to the omission or deferment of dividend payments. Preferred stock may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred stock may also be subordinated to other securities in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred stock may redeem the stock prior to a specified date, and this may negatively impact the return of the security.

Certain sectors of the real estate industry, such as the retail, office, industrial, hotel, healthcare multi-family and self-storage, carry special risks. These sectors may be affected by adverse economic and regulatory events or increased competition to a greater degree than other sectors of the real estate industry.

REIT Risk - Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs do not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code, but may qualify for a 20% deduction applicable to qualified REIT dividends. See “Tax Consequences.”

The Fund’s investments in REITs may include an additional risk to shareholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Adviser distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in the Fund’s common shares, such shareholder will generally recognize a capital gain.

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A shareholder, by investing in REITs and foreign real estate companies indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs.

Merger Arbitrage Risk - Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

Credit Risk - The issuer of fixed income instruments in which the Fund invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

Interest Rate Risk - Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

High Yield Bond (Junk Bond) Risk - High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Energy Infrastructure MLP Risk - The energy infrastructure MLPs in which the Fund invests are subject to risks specific to the industry they serve, including the following:

1)	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
2)	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of an energy infrastructure MLP.
3)	Slowdowns in new construction and acquisitions can limit growth potential.
4)	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
5)	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of an energy infrastructure MLP to make distributions.
6)	Changes in the regulatory environment could adversely affect the profitability of energy infrastructure MLPs.
7)	Extreme weather or other natural disasters could impact the value of energy infrastructure MLP securities.
8)	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
9)	Threats of attack by terrorists on energy assets could impact the market for energy infrastructure MLP securities.
10)	Global political and economic instability could affect the operations of MLPs and energy companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. Recent political and military instability in a variety of countries throughout the Middle East and North Africa has heightened these risks.
11)	Market disruptions arising out of geopolitical events could also prevent the Fund from executing advantageous investment decisions in a timely manner.
12)	Recently, the price of oil, natural gas and other fossil fuels has declined significantly and experienced significant volatility, which has adversely impacted companies operating in the energy sector. There can be no assurance that the price of oil, natural gas and other fossil fuels will not decline further and have a further adverse effect.

To the extent new regulations permit the Fund to invest in new or different types of MLPs, the Fund may be subject to risks that are different from or in addition to the above described industry-specific risks.

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Preferred Stock Risk - Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Hedging Strategy Risk - The Fund’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Fund is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Fund from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Fund’s use of derivatives and ETFs will increase the Fund’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Fund did not include the hedging strategy.

Credit Spread Risk - Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Underlying Fund’s debt securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Portfolio Turnover Risk - The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in higher taxes. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Mortgage-Backed and Asset-Backed Securities Risk - MBS and ABS have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, MBS and ABS may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Underlying Fund, and thus the Fund, to a lower rate of return upon reinvestment of principal. Investments in MBS and ABS are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Adviser could reduce the Underlying Fund’s yield, increase the volatility of the Underlying Fund and/or cause a decline in NAV.

MBS and ABS are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Fund may exhibit additional volatility.

In addition, the Underlying Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain MBS and ABS may be more volatile and less liquid than other traditional types of debt securities. Certain ABS do not have the benefit of the same security interest in the related collateral as do MBS. Additionally, the value of ABS are subject to risks associated with the servicers’ performance. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Small balance CMBS may have fewer financial resources and less available public information than other types of MBS. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of an MBS and could result in losses to the Underlying Fund, and thus the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities.

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MLP Risk - An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

Sub-Prime and Alt-A Mortgage Risk - Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting process. The loan collateral backing some MBS may be considered “subprime” or “Alt-A” at the time of loan origination based on the lower credit quality or other risk factors of the borrower, making it more likely to default than loans considered “prime.” The overall credit risk of MBS is a function of a number of factors, primarily the seniority of the bond in the capital structure, the amount and type of credit enhancement, and the type and performance of the loan collateral. Therefore, all else equal with respect to seniority and credit enhancement, MBS backed by subprime or Alt-A collateral pose more credit risk to the Underlying Fund, and thus the Fund, than those backed by prime loan collateral. In addition, the Underlying Fund may experience difficulty in the management and reinvestment of its investments subprime or Alt-A mortgage loans due to fluctuating interest rates and market volatility and the Underlying Fund, and thus the Fund, may incur losses on such investments.

MLP Tax Risk - MLPs generally do not pay U.S. federal income tax at the partnership level, subject to the applicable of certain partnership audit rules. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Foreign Securities Risk - The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Volatility Risk - The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time.

ETF Risk - Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Fund invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that

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is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Emerging Market Securities Risk - Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Certain emerging market countries may be subject to less stringent requirements regarding regulatory, disclosure, accounting, auditing, financial reporting and record keeping standards and therefore, material information related to an investment may not be available or reliable. Securities law and the taxation systems in emerging market countries may change quickly and unpredictably. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Leverage Risk - Leverage created from borrowing money or certain types of transactions or instruments, including derivatives, may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing money or entering into derivative positions, investments such as ETFs may include “embedded” leverage, which means the ETF pays a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Fund.

Derivatives Risk - A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Fund’s initial investment. Over-the-counter derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the amount of payments that it is contractually entitled to receive). The Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser or Sub-adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Special Risks of Forward Foreign Currency Contracts - A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

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Special Risks of Futures - Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps - Certain swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Fund may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options - If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Micro Cap Companies Risk - The Fund may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro capitalization company.

Tax Risk - The Fund’s investment techniques, including use of covered call options, short-term trading strategies, and high portfolio turnover rate, may result in more of the Fund’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

Basis Risk - Basis risk refers to, among other things, the lack of the desired or expected correlation between a hedging instrument or strategy and the underlying assets being hedged. This results in reduced effectiveness of the hedging instrument or strategy, which adversely effects the Underlying Fund, and thus the Fund, in terms of increased hedging costs or reduced risk mitigation.

ETN Risk - Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower.

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Government Securities Risk - The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to investment and market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

CLO, CBO, and CDO Risk - A CLO is a trust typically collateralized by a pool of loans. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. A CDO is a trust backed by other types of assets representing obligations of various parties. For CLOs, CBOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches. Each tranche has an inverse risk-return relationship and varies in risk and yield. The investment grade tranches have first priority on the cash flows of the underlying loan pool, but at lower rates of return than the subordinated or below investment grade tranches, whose collateral bears the first losses of the pool but have higher rates of return. The “equity” tranche, for example, bears the initial risk of loss resulting from defaults and offers some protection from defaults to the other more senior tranches from default in all but the most severe circumstances. Despite the protection from the equity tranche, more senior tranches of CLOs, CBOs and other CDOs are still exposed to substantial credit risk. CLOs, CBOs and other CDOs are generally unregistered private placements governed by Rule 144A, and thus, have additional liquidity risk. CLOs, CBOs and other CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments;
(ii) the quality of the collateral may decline in value or default; (iii) risks related to CLO, CBO or other CDO managers; (iv) the risk associated with the Underlying Fund investing in CLOs, CBOs or other CDOs that are subordinate to other classes; and
(v) the complexity of the structure of the security may produce disputes with the issuer or unexpected investment results. To the extent that the Underlying Fund, and thus the Fund, invests in other types of derivatives issued in tranches, some or all of these risks may apply.

Sovereign Debt Risk - The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: cash flow problems; the extent of its foreign currency reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; the general economic environment of a country; the government debtor’s policy towards the International Monetary Fund; and the political and social constraints to which a government debtor may be subject.

Stripped Mortgage-Backed Securities Risk - Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (“IO”) and Principal Only (“PO”). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

TBA Securities Risk - The Underlying Fund may buy or sell TBA securities, particularly in the case of agency MBS, for which there is an extremely active, liquid market. TBA are forward-settling trades where the underlying pools of mortgage loans are not known at the time of the original transaction but that meet specified terms and are announced just before settlement based on a “cheapest-to-deliver” algorithm. These transactions are essentially futures transactions, involve when-issued securities, and can be short sales. Therefore, they involve all the risks associated with those instruments and transactions, described herein.

Counterparty Risk - Certain derivative and OTC instruments in which the Fund may invest, such as OTC swaps and options, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Adviser and Sub-Advisers attempt to mitigate this risk by not entering into transactions with any counterparty that the Adviser or Sub--Advisers believe does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Special Risks of Inverse Floaters - Inverse variable or floating rate obligations, sometimes referred to as inverse floaters, are a type of over-the-counter derivative debt instrument with a variable or floating coupon rate that moves in the opposite direction of an underlying reference, typically short-term interest rates. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement, which could result in significant losses for the Underlying Fund, and thus the Fund. An inverse floater may have the effect of investment leverage to the extent that its coupon rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest, which could result in increased losses for the Underlying Fund, and thus the Fund. Inverse floaters can increase the Underlying Fund’s, and thus the Fund’s, risk exposure to underlying references and their attendant risks, such as credit risk, market risk, currency/exchange rate risk and interest rate risk, while also exposing the Underlying Fund, and thus the Fund, to counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.

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London Interbank Offered Rate (“LIBOR”) Transition Risk - The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on LIBOR, which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund's portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Fund’s investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: The Fund has adopted the performance of the James Alpha Multi Strategy Alternative Income Portfolio, a series of The Saratoga Advantage Trust (the “Predecessor Portfolio”), as the result of a reorganization of the Predecessor Portfolio into the Fund, which was consummated after the close of business on March 19, 2021 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year, 5 years and since inception of the Predecessor Portfolio compare with those of the Russell 2000 Total Return Index. The past performance of the Fund and Predecessor Portfolio (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for periods ending on or prior to March 19, 2021 are those of the Class A, Class C, Class I, and Class S shares of the Predecessor Portfolio. Class A, Class C, Class I, and Class S shares of the Predecessor Portfolio were reorganized into Class A, Class C, Class I, and Class R6 shares of the Fund, respectively, after the close of business on March 19, 2021. Class A, Class C, Class I, and Class R6 shares’ returns of the Fund will be different from the returns of the Predecessor Portfolio as they have different expenses.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting www.EasterlyFunds.com/funds/.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q2 2020	16.57%
Worst Quarter:	Q1 2020	-15.23%

Class I performance year-to-date ended September 30, 2021: 6.89%

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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2020)

	1 Year	5 Years	Life of Fund
Class I Shares
Return Before Taxes	11.47%	6.15%	3.20%[1]
Return After Taxes on Distributions	8.86%	4.62%	1.85%[1]
Return After Taxes on Distributions and Sale of Fund Shares	8.18%	4.34%	2.06%[1]
Class A Shares
Return Before Taxes	4.77%	4.64%	1.99%[1]
Class C Shares
Return Before Taxes	9.32%	5.09%	2.20%[1]
Class R6 Shares
Return Before Taxes	12.01%	N/A	8.42%[2]
Russell 2000 Total Return Index (reflects no deduction for fees, expenses or taxes)	19.90%	13.26%	*
*	Russell 2000 Total Return Index performance for life of Class I, Class A, and Class C shares is 11.05% and for life of Class R6 is 13.25%.
(1)	Predecessor Portfolio’s Class I, Class A and Class C shares commenced operations on September 29, 2014.
(2)	The performance figures for Class R6 reflect the performance of the Predecessor Portfolio’s Class S shares. The Predecessor Portfolio’s Class S shares commenced operations on August 17, 2017.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

Management

Investment Adviser: Easterly Funds LLC

Sub-Advisers:	Ranger Global Real Estate Advisors, LLC (“Ranger”) Bullseye Asset Management LLC (“Bullseye”) Kellner Private Fund Management, LP (“Kellner”) Lazard Asset Management LLC (“Lazard”)

Portfolio Managers:

Akos Beleznay, PhD	Chief Investment Officer of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since 2018).
Andrew J. Duffy	President and Chief Investment Officer of Ranger since June 2016; President of Ascent Investment Advisors, LLC from February 2009 to May 2016 and Portfolio Manager of Ascent Investment Advisors, LLC from February 2009 to November 2016; Portfolio Manager of the Real Estate-Related Strategies portion of the Fund since its inception in 2021 (and of the Real Estate-Related Strategies portion of the Predecessor Portfolio since its inception in 2014).
William H. Bales	Portfolio Manager and Member at Bullseye; Portfolio Manager of certain assets in the Equity Strategies portion of the Fund since its inception in 2021 (and of certain assets in the Equity Strategies portion of the Predecessor Portfolio since its inception in 2014).
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Jakob V. Holm, CFA	Portfolio Manager, member and Chief Compliance Officer at Bullseye; Portfolio Manager of certain assets in the Equity Strategies portion of the Fund since its inception in 2021 (and of certain assets in the Equity Strategies portion of the Predecessor Portfolio since its inception in 2014).
Christopher Pultz	Portfolio Manager, merger Arbitrage and a member of Kellner’s management and investment committee; Portfolio Manager of the Merger Arbitrage Strategies portion of the Fund since its inception in 2021
(and of the Merger Arbitrage Strategies portion of the Predecessor Portfolio since 2015).
George Kellner, CFA	Chief Executive Officer and Chief Investment Officer at Kellner and a member of Kellner’s management and investment committee; Portfolio Manager of the Merger Arbitrage Strategies portion of the Fund since its inception in 2021 (and of the Merger Arbitrage Strategies portion of the Predecessor Portfolio since 2015).
Sal Naro	Managing Director, Portfolio Manager/Analyst of Lazard; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since 2017).
Vincent Mistretta	Director, Portfolio Manager/Analyst of Lazard; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since 2017).
Michael Cannon	Director, Portfolio Manager/Analyst of Lazard; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since 2017).

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Generally, the minimum initial purchase for Class A and Class C shares is $2,500 and the minimum initial purchase for Class I shares is $1 million. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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